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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 7, 2005
                                                         ----------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              New Jersey                              0-20943                               11-2880025
---------------------------------------- ----------------------------------- -----------------------------------------
     (State or Other Jurisdiction        (Commission File Number)               (IRS Employer Identification No.)
           of Incorporation)


499 Thornall Street
Edison, New Jersey                                                 08837
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (732) 590-1600
               -------------------------------------------------
                 (Registrant's telephone number, including area
                                      code)



     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.02 RESIGNATION OF DIRECTORS.

Resignation of Directors.
On January 7, 2005, Ashok Pandey voluntarily resigned from the Board of Directors of Intelligroup, Inc. (the "Company"). Mr. Pandey's resignation is effective January 10, 2005.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           INTELLIGROUP, INC.

                                         By: /s/ Christian Misvaer
                                             ---------------------
                                         Name:  Christian Misvaer
                                         Title: General Counsel and Secretary


Date: January 10, 2005